EXHIBIT 99.2

Consolidated Financial Statements of

NULOCH RESOURCES INC.

Periods ended March 31, 2011 and 2010

NULOCH RESOURCES INC.
Consolidated Balance Sheets

(Thousands, unaudited; Canadian dollars)

	March 31,	December 31,
As at	2011	2010
Assets

Current assets:
Cash and cash equivalents (note 3)	$909	$9,673
Accounts receivable	6,629	5,200
Prepaid expenses and other assets	350	507
	7,888	15,380

Property and equipment (note 4)	119,540	101,479
Future income taxes (note 7)	4,491	6,380
	$131,919	$123,239

Liabilities and Shareholders' Equity

Current liabilities:
Accounts payable and accrued liabilities	$23,374	$17,452
Bank loan (note 6)	6,102	-
	29,476	17,452

Asset retirement obligations (note 5)	1,417	1,357

Shareholders' equity:
Share capital (note 8)	102,039	104,064
Contributed surplus (note 8(c))	3,338	2,699
Cumulative translation adjustment	(2,740)	(1,795)
Deficit	(1,611)	(538)
	101,026	104,430
Commitments (note 10)
Subsequent event (note 6, 8 and 13)
	$131,919	$123,239

See accompanying notes to the consolidated financial statements

NULOCH RESOURCES INC.
Consolidated Statements of Operations and Retained Earnings (Deficit)

Three months ended March 31, 2011 and 2010
(Thousands, except per share amounts, unaudited; Canadian dollars)

	2011	2010
Revenue
Petroleum and natural gas	$6,996	$4,360
Royalties	(1,578)	(1,260)
Interest and other income	19	-
	5,437	3,100

Expenses
Operating	1,309	719
General and administrative (note 4)	2,015	551
Share based compensation (note 8(b))	404	181
Interest	33	60
Depletion and depreciation	2,952	1,955
Asset retirement accretion	27	25
	6,740	3,491

Loss before income taxes	(1,303)	(391)

Future income taxes reduction	230	111

Net loss	(1,073)	(280)

(Deficit) retained earnings, beginning of period	(538)	2,025
(Deficit) retained earnings, end of period	$(1,611)	$1,745

See accompanying notes to the consolidated financial statements

NULOCH RESOURCES INC.
Consolidated Statements of Cash Flows

Three months ended March 31, 2011 and 2010
(Thousands, unaudited; Canadian dollars)

	2011	2010
Cash provided by (used in):

Operating:
Net loss	$(1,073)	$(280)
Items not involving cash:
Depletion and depreciation	2,952	1,955
Asset retirement accretion	27	25
Share based compensation	404	181
Future income taxes reduction	(230)	(111)
Asset retirement expenditures	(11)	-
	2,069	1,770
Change in non-cash operating working capital	1,312	(936)
	3,381	834

Financing:
Issue of share capital, net of issue costs	-	22,095
Increase in bank loan	6,102	-
Change in non-cash financing working capital	(9)	228
	6,093	22,323

Investing:
Property and equipment	(18,941)	(11,793)
Property acquisition	(2,821)	(3,195)
Change in non-cash investing working capital	3,623	7,105
	(18,139)	(7,883)

Exchange loss on cash held in foreign currency	(99)	(21)

(Decrease) increase in cash and cash equivalents	(8,764)	15,253

Cash and cash equivalents, beginning of period	9,673	3,471

Cash and cash equivalents, end of period	$909	$18,724

Supplemental disclosure
Cash interest paid	$64	$11

See accompanying notes to the consolidated financial statements

NULOCH RESOURCES INC.
Notes to the Consolidated Financial Statements

Three months ended March 31, 2011 and 2010
(Tabular amounts in thousands unless otherwise noted, unaudited; Canadian dollars)

1.	Nature of business

NuLoch Resources Inc. (the "Company") is incorporated under the laws of the Province of Alberta. The Company’s activities are related to exploration for and development of petroleum and natural gas. The Company was incorporated on May 13, 2005 and commercial operations commenced on July 1, 2005.

The Company's activities were expanded through a wholly owned subsidiary NuLoch America Corp. ("NAC") that is incorporated under the laws of the State of Delaware. NAC was incorporated on September 28, 2009 and commercial operations commenced on October 26, 2009.

2.	Basis of presentation and accounting policies

These are the Company's first interim consolidated financial statements prepared by management in accordance with Canadian accounting standards for private enterprises (“ASPE”). The previous annual consolidated financial statements were prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP") applicable to public enterprises in effect prior to January 1, 2011. There were no adjustments to reported retained earnings as at January 1, 2010, March 31, 2010 or December 31, 2010 or consolidated net income for the year ended December 31, 2010 as a result of the transition to ASPE. The interim consolidated financial statements have been prepared following the same accounting policies and methods of computation as the consolidated financial statements for the year ended December 31, 2010, except as noted below. These interim consolidated financial statements do not include all of the information and disclosure required by ASPE for annual financial statements, and should be read in conjunction with the annual consolidated financial statements for the year ended December 31, 2010.The disclosures included below are incremental to those included with the annual consolidated financial statements.

The application of ASPE effected the presentation of the financial statements and altered various accounting policies of the Company as noted below:

(i)
Financial instruments - Under ASPE financial instruments are initially recognized at fair value and subsequently valued at amortized cost except derivatives and equity investments that are quoted in an active market. The Company's financial instruments which are comprised of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and bank loan were not impacted by the elimination of the multiple categories for financial instruments that were available under Canadian GAAP.

(ii)
Asset retirement obligations ("ARO") - ASPE introduced a new model that measures ARO at the best estimate of the expenditures required to settle the obligation at the end of the reporting period. The estimate of ARO recorded in the 2010 annual consolidated financial statements and the estimates and assumptions therein comply with the ASPE standard.

(iii)
Cumulative translation adjustment - The Company's wholly owned United States subsidiary, NAC, is considered a self-sustaining foreign operation with a United States functional currency. In the 2010 annual consolidated financial statements, translation gains and losses in NAC were included in other comprehensive income in accordance with Canadian GAAP. ASPE eliminated the statement of other comprehensive income and exchange gains and losses are reported directly in equity and referred to as the cumulative translation adjustment. There was no impact of this change on reported results or the method to translate NAC. The impact of ASPE was limited to the presentation of the exchange gain and losses within the consolidated financial statements.

(iv)
ASPE provided several optional exemptions that could be applied on January 1, 2010, the ASPE transition date. None of these elections were utilized upon conversion of the Company's financial statements to ASPE with the exception of the exemption on prior business combinations. ASPE adopted new standards on business combinations that are aligned with International Financial Reporting Standards (IFRS 3). The Company elected, as permitted under ASPE transition rules, not to restate any business combinations that occurred prior to January 1, 2010, the ASPE transition date. The Company did not complete any business combinations in 2010 or the first quarter of 2011, therefore the new ASPE business combination standard had no impact on the consolidated financial statements.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets at the date of the consolidated financial statements. Actual results could differ from those estimates.

3.	Cash and cash equivalents

	March 31,	December 31,
	2011	2010

Cash	$909	$3,577
Short term investments	-	6,096
	$909	$9,673

4.	Property and equipment

		Accumulated
		depletion and	Net book
March 31, 2011	Cost	depreciation	value

Petroleum and natural gas interests	$146,495	$27,262	$119,233
Administrative assets	482	175	307
	$146,977	$27,437	$119,540

December 31, 2010

Petroleum and natural gas interests	$125,573	$24,424	$101,149
Administrative assets	482	152	330
	$126,055	$24,576	$101,479

During the three month period ended March 31, 2011, general and administrative costs and share based compensation of $669,000 (2010 - $341,000) directly related to the acquisition, exploration and development of petroleum and natural gas reserves were capitalized.

At March 31, 2011, costs associated with unproved petroleum and natural gas properties which have been excluded from the calculation of depletion and depreciation were in Canada $4,008,000 (2010 - $7,784,000) and in the United States $11,735,000 (2010 - $12,587,000).

At March 31, 2011, future development and asset retirement costs associated with proved reserves which have been included in the calculation of depletion and depreciation were in Canada $39,056,000 (2010 - $8,449,000) and in the United States $47,990,000 (2010 - $5,850,000).

Property acquisition

On February 28, 2011, the Company purchased interests in petroleum and natural gas properties in Divide County, North Dakota. The acquisition has been recorded as follows:

Net assets acquired
Petroleum and natural gas interests	$2,821

Consideration
Cash	$2,821

5.	Asset retirement obligations

Balance, December 31, 2010	$1,357
Liabilities incurred	46
Liabilities settled	(11)
Change due to foreign exchange	(2)
Accretion expense	27
Balance, March 31, 2011	$1,417

6.	Bank loan

The Company had a demand revolving operating credit facility with a Canadian chartered bank. The total credit limit of the facility at March 31, 2011 was $25,000,000 and interest was charged at the bank's prime rate plus an amount varying from 1.75 to 2.4 percent per annum. A stand-by fee was charged on undrawn portions of the facility at a varying rate from 0.15 to 0.28 percent per annum. The facility was subject to regular review by the bank and was secured by a demand fixed and floating charge debenture conveying a first charge on all of the assets of the Company.

As a result of the acquisition of the Company by Magnum Hunter Resources Corporation ("Magnum Hunter") (note 13) the bank loan was repaid and the facility was canceled.

7.	Income taxes

In February 2011 the Company renounced tax deductions to shareholders that totalled $8,100,000 in respect of flow-through shares issued in October 2010. The income tax effect of the renouncement, being $2,025,000, was recorded as a reduction in share capital and the future income tax asset.

8.	Share capital

(a)	Authorized, issued and outstanding

An unlimited number of Class A, Class B and Class C shares have been authorized.

	Common
	Shares	Amount
Class A common shares
Balance, December 31, 2010	122,333	$104,064

Tax effect of flow-through renunciation		(2,025)
Balance, March 31, 2011	122,333	$102,039

(b)	Employee stock option plan

Pursuant to its stock option plan and as authorized by the board of directors, the Company had issued stock options to directors, officers and employees. The options vested at the rate of one-third annually over three years and expired after five years. Options were issued at strike prices equal to or greater than the market price of the Company's Class A shares on the date of grant.

Three months ended March 31,	2011		2010
		Weighted		Weighted
		Average		Average
	Options	Exercise Price	Options	Exercise Price

Balance, beginning of period	11,816	$1.04	7,415	$0.70
Granted	-	-	2,295	1.55
Forfeited	-	-	(27)	0.25
Exercised	-	-	(185)	0.43
Balance, end of period	11,816	$1.04	9,498	$0.91
Exercisable, end of period	4,210	$0.94	1,945	$0.72

In connection with the transaction with Magnum Hunter (note 13) all outstanding options vested on change of control of the Company and were settled in May 2011.

Details of outstanding options at March 31, 2011 are presented in the following table:

		Remaining	Number of
	Number of	Life	Options
Exercise Price	Options	(Years)	Exercisable

$0.70	385	1.4	385
$1.15	1,218	2.0	1,218
$0.25	468	2.8	312
$0.20	130	2.8	87
$0.69	920	3.5	307
$0.70	3,405	3.6	1,135
$1.60	200	3.8	67
$1.56	350	3.9	117
$1.54	1,745	4.0	582
$1.31	2,995	4.6	-

	11,816	3.6	4,210

(c)	Contributed surplus

Three months ended March 31,	2011	2010

Balance, beginning of period	$2,699	$1,026
Share based compensation cost	639	291
Reclassification to share capital on exercise of options	-	(177)
Balance, end of period	$3,338	$1,140

The Company estimated the weighted average fair value of options granted in the three months ended March 31, 2010 at $1.10 per option using the Black-Scholes pricing model with a risk-free interest rate of 2.8 percent per annum, an expected option life of five years and expected volatility of 90 percent. No options were granted in 2011.

9.	Related parties

A director of the Company is a lawyer whose firm provides legal counsel to the Company at market rates. During the three months ended March 31, 2011 amounts totalled $681,000 (2010 - $178,000).

10.	Commitments

In October 2010 the Company issued flow-through Class A common shares in the amount of $8,100,000. In February 2011 the Company renounced these amounts of tax deductions to shareholders effective December 31, 2010 and has a commitment to incur these qualifying resource expenditures prior to December 31, 2011. As at March 31, 2011, approximately $3,386,000 of qualifying expenditures had been incurred.

The Company has office lease obligations that expire in 2014. The amounts payable in each of the next five years are presented below:

Year
2011	269
2012	368
2013	368
2014	71
$1,076

11.	Segmented information

The Company has one operating segment being the exploration for and development of petroleum and natural gas. The Company operates in two geographic segments being Canada and the United States.

	Period ended March 31, 2011
	Canada	United States	Consolidated
Petroleum and natural gas revenues	$4,463	$2,533	$6,996

	Period ended March 31, 2010
	Canada	United States	Consolidated
Petroleum and natural gas revenues	$3,515	$845	$4,360

	At March 31, 2011
	Canada	United States	Consolidated
Property and equipment	$73,528	$46,012	$119,540

	At December 31, 2010
	Canada	United States	Consolidated
Property and equipment	$63,679	$37,800	$101,479

12.	Reconciliation of financial statements to United States generally accepted accounting principles (U.S. GAAP)

The consolidated financial statements have been prepared in accordance with ASPE. Any differences in accounting principles to U.S. GAAP as they pertain to the accompanying financial statements are not material except as described below. All adjustments arise from measurement differences. Disclosure differences are not noted.

Consolidated Statements of Operations - U.S. GAAP

Periods ended March 31, 2011 and 2010

	Notes	2011	2010

Net (loss) earnings per ASPE		$(1,073)	$(280)
Adjustments
Depletion and depreciation	(i)	125	461
Future income taxes expense	(ii)	(712)	(1,147)
Other comprehensive loss	(iv)	(847)	(353)
Comprehensive loss per U.S. GAAP		(2,507)	(1,319)

Net loss per share per U.S. GAAP, basic and diluted		(0.01)	(0.01)

Consolidated Balance Sheets - U.S. GAAP

As at March 31, 2011

				U.S.
	Notes	ASPE	Adjustment	GAAP
Assets
Property and equipment	(i)	$119,540	$(31,457)	$88,083
Future income taxes	(ii)	4,491	8,813	13,304

Liabilities and Shareholders' Equity

Share capital	(iii)	102,039	5,131	107,170
Accumulated other comprehensive loss	(iv)	(2,740)	368	(2,372)
Deficit		(1,611)	(28,143)	(29,754)

As at December 31, 2010

		Canadian		U.S.
	Notes	GAAP	Adjustment	GAAP
Assets
Property and equipment	(i)	$101,479	$(31,745)	$69,734
Future income taxes	(ii)	6,380	8,915	15,295

Liabilities and Shareholders' Equity

Deferred premium on flow-through shares	(iii)	-	1,350	1,350
Share capital	(iii)	104,064	3,106	107,170
Accumulated other comprehensive loss	(iv)	(1,795)	270	(1,525)
Deficit		(538)	(27,556)	(28,094)

(i)
As required under U.S. GAAP, the carrying value of petroleum and natural gas interests, net of future income taxes, is limited to the present value of net revenue from proven reserves after tax, discounted at 10 percent. Commodity prices used are those that represent an average of the prices on the first day of each month in the calendar year. As a result of applying the U.S. GAAP full cost ceiling test various write downs have been recorded ($640,000 in 2010).

As a result of using proven reserves determined using constant dollars to calculate depletion and the lower depletion base resulting from the above noted write-downs, depletion and depreciation expense under U.S. GAAP is $125,000 less for the three months ended March 31, 2011 (2010 - $461,000) than ASPE.

Cumulative U.S. GAAP adjustments resulted in a decrease in property and equipment to March 31, 2011 of $31,457,000 (December 31, 2010 - $31,745,000). These adjustments are a result of U.S. GAAP impairment write-down's of $45,429,000 offset by lower accumulated depletion and depreciation under U.S. GAAP and an increase to the cost of property and equipment from a 2009 acquisition.

(ii)
The increase in future income taxes reduction is a result of the an adjustment to a 2009 business combination as discussed in the 2010 annual consolidated financial statements along with the tax effect of the adjustments made to the Company's net loss under U.S. GAAP.

(iii)
U.S. GAAP requires share capital to be recorded at fair value excluding the premium received on flow-through shares. Therefore, the premium received on the issuance of flow-through shares is recorded as a liability until the tax benefits are renounced to shareholders, at which time a deferred income tax liability is recognized through the income statement. The following adjustments have been recorded for U.S. GAAP:

- A deferred premium liability in the amount of $1,350,000 was recognized at December 31, 2010 and reversed through the future income tax asset in February 2011 when the flow-through expenditures were renounced.

- Share capital at March 31, 2011 has increased by $5,131,000 (December 31, 2010 - $3,106,000).

(iv)
Other comprehensive loss is required to be presented under U.S. GAAP. For the three months ended March 31, 2011 other comprehensive loss was $2,507,000 (2010 - $1,319,000). The exchange gains and losses reported in other comprehensive loss under U.S. GAAP differ from those recorded in the cumulative translation adjustment under ASPE due to the decrease in the net assets of NAC under U.S. GAAP. Other comprehensive loss is reported as cumulative translation adjustment under ASPE.

13.	Subsequent event

On May 3, 2011, the Company completed the previously announced arrangement with Magnum Hunter, whereby Magnum Hunter indirectly acquired all of the issued and outstanding Class A shares of the Company. As a result of the Arrangement, the Company is now an indirect wholly owned subsidiary of Magnum Hunter.